BRANDYWINE FUND, INC.

Managed by Friess Associates, Inc.      Annual Report        September 30, 1995

DEAR FELLOW SHAREHOLDERS:

         Congratulations on another successful year! Your 45.5 percent surge for your 12-month fiscal year ended September 30 handily outdistanced all the major indices.

         The S&P 500 rose 29.7 percent; Nasdaq Industrials 26.3 percent; S&P Midcap 23.4 percent; and the NYSE 22.6 percent. The Russell 2000 was up 21 percent, less than half your 45.5 percent gain.

         The WALL STREET JOURNAL OCTOBER 5 ISSUE LISTED BRANDYWINE AS THE NUMBER ONE PERFORMING GROWTH FUND IN THE NATION FOR THE PAST TWELVE MONTHS FOR FUNDS OVER $500 MILLION IN ASSETS.

    MOST RECENT TWELVE MONTHS

                                PERCENT
RUSSELL 2000                     21.2
NYSE                             22.6
S&P MIDCAP*                      23.4
NASDAQ IND.                      26.3
S&P 500*                         29.7
YOUR FUND*                       45.5

* TOTAL RETURN

        These results include a portion of the long-awaited correction in technology stocks which began in the final weeks of the quarter and spilled over into October as we write this to you.

        The Hambrecht & Quist Technology Index dropped 3.4 percent from September 11 to quarter end negatively impacting your final September quarter which, nevertheless, rose 13.9 percent.

        Your results of 44.3 percent since December 31, 1994, the last nine months of Brandywine's fiscal year, garnered strong rankings in Investor's Business Daily which on October 2 included your Fund among the top five quality growth funds in the U.S. for year to date performance. The S&P 500 rose 29.8 percent and the NYSE 24.8 in the same time frame.

        We're grateful for the efforts of your 20 researchers and support team that generate these results as well as the dedicated people at the companies in which you invest -- those on the assembly lines, shipping docks, and in secretarial pools and accounting departments. They are the ultimate generator of all of our successes.

        A new feature of your report highlights Larry Hornbeck, the Texas Instruments engineer who developed the digital mirror, as an example of these contributors.

          Mike Musson and Greg Friess came on board as research consultants in Palo Alto and Minneapolis.

        Mike was investor contact at billion-dollar software giant, Oracle Systems, and then at Applied Materials, the billion-dollar supplier of semiconductor equipment. Greg served as energy analyst for Northern States Power for four years. Both bring you insights into those particular industries.

        Kerry Polini, Renae Puckett and Diane McGonagle join the support team in Delaware and Cammy Cooper adds to your team's resources in Jackson.

        The volatility of the tech stocks in which you have a significant investment has always been and always will be a feature of this fast-moving, rapidly-changing sector of the U.S. economy.

        For your September quarter some of your more dynamic moves include an amazing 83 percent jump by Cirrus Logic, and gains by Cisco Systems, Dell Computer, Bay Networks, and Read-Rite, each moving up between 29 and 36 percent.

        Stronger gains came in LSI Logic, U.S. Robotics, and Diamond Multimedia which each rose between 48 and 57 percent during the recent three months.

        Although there has been much hand-wringing in the financial press heralding "the end to the upward spiral of technology stocks," our own detective work, talking not only to the companies' managements but to their customers and competitors as well, indicates that the fundamental outlook for sales and earnings still appears strong for the specific companies you own.

        The shift from Intel 486 to Pentium chips, difficulties in adjusting to the new Windows 95 world, component shortages, weakness in Europe, slippage of deliveries from the September quarter into the December quarter, and some technology transitions such as slower than expected CDMA (digital wireless communication technology) shipments are some key "potholes in the technology road" we have isolated and attempted to avoid.

        Companies plagued with these problems dragged down almost all technology companies providing significant opportunities for those investors who can sort out the subtle distinctions. Networking, client-server software, and database software provide some of the stronger areas.

        All technology companies are not influenced by the same issues. "Never invest in technology, invest in individual technology COMPANIES."

        The demand/supply relationships in your key telecommunications, networking, semiconductor, wireless, and personal computer related holdings reveal an earnings momentum that the larger investment community does not yet believe will happen.

        Over the last three months, each time your core technology holdings experienced a downward correction, a seemingly large pool of new investor interest willingly jumped in and snapped up what were perceived to be solid bargains. We expect this pattern will continue during the current correction.

        Sailing on the economic front seems to be steady as well. August's recently announced 6.8 percent increase in orders for durable goods demonstrates the continuing strength in demand for capital goods that has been one of the shining lights of this long, steady economic recovery.

        We see little evidence of either recessionary worry or inflationary pressure as the economy moves forward and the dollar strengthens.

        The dollar's recent increase of 20 percent compared to the yen and 10 percent against the German mark causes us to focus closely on the impact of currency accounting on your portfolio holdings with significant international business.

        Despite this recent rise in the dollar, however, it is still 60 percent below its peak ten years ago providing excellent opportunities for your companies that export to foreign markets.

        Concerns over a possible unraveling of the Japanese financial structure adds to market worries. The $1.1 billion trading loss previously unrevealed at Daiwa Bank shakes confidence in other Japanese banks as well and unsettles other financial markets.

        We are particularly appreciative of those of you who have stuck with us in all the good and bad markets we have endured together over the years.

        That loyalty and patience on your part has been rewarded with more than a three-fold increase in the past five years, yielding a 26.1 percent average annual return, and almost a six-fold increase (up 474 percent) since inception nearly ten years ago, yielding a 19.6 percent average annual return.

        The Friess Associates strategy of "never invest in the stock market but invest in individual companies" has been a key in generating Brandywine's results. A New York Times article September 3 singled out your Fund as having the highest annual return for the past three years (30.7 percent) among the most consistent performing funds the article highlighted.

        According to Lipper Analytical, your Fund ranks in the top 2 percent (or among the top five) for all 323 U.S. growth funds for its three year performance of 113.3 percent.

                           MOST RECENT THREE YEARS

                                PERCENT
NYSE                             36.5
S&P MIDCAP*                      49.2
S&P 500*                         51.9
NASDAQ IND.                      58.1
RUSSEL 2000                      60.9
YOUR FUND*                      113.3


* TOTAL RETURN


BRANDYWINE FUND, INC.               2

        Many investors joined you in recognizing the efficacy of the Friess Associates strategy that drives your investment selections as more than $366 million in net purchases came in during the quarter. During the recent correction, purchases outpaced redemptions.

        Our commitment in having our own assets invested with you also grew as the amount your Friess team has committed to Brandywine Fund, along with family and friends, now exceeds $40 million. I personally have no other equity investments other than those I have in Brandywine and Brandywine Blue Funds.

        We're grateful to work for long-standing and large fellow shareholders like the Nobel Foundation of Stockholm, Sweden as well as more than 30 other large shareholders who each have more than $10 million invested and 27,000 smaller investors who all count on us to do our best.

        Your Fund's low administrative charge of .07 percent is the result of the exceptional growth in value and number of shareholders your fund has enjoyed.

        Thanks for giving us the opportunity to build for you exceptional results in the months and years ahead.

God Bless!


/s/ FOSTER FRIESS                                       [FOSTER FRIESS PHOTO]
-------------------------
Foster Friess
President                                                    October 13, 1995


                    YOUR CUSTODIAN AND TRANSFER AGENT . . .

         Firstar Bank, is the 45th largest bank in the United States with 210 locations employing 10,000 people, offering a full line of financial services from mortgage banking, to insurance products, to the mutual fund services it provides for your Fund.

         These mutual fund services are provided by Firstar Trust Company ("Firstar"), one of the thirty subsidiaries of Firstar Corporation.

         Firstar was founded in 1894 and is the largest trust organization in Wisconsin. Firstar provides an array of trust services including personal trust, stock transfer, bond trustee, employee benefit and of course mutual fund services.

         In addition to Brandywine Fund, Firstar handles more than 200 other mutual funds totalling $37 billion in mutual fund assets.

         Firstar services shareholders' accounts and its function is unrelated to the research, selection, and trading of stocks in the portfolio which is provided by your team at Friess Associates. We selected their services in order to concentrate solely on growing your investment in the Fund.

         Among the services Firstar provides for you are:

-        Executing all purchases and redemption of Fund shares

-        Providing statements of Fund share holdings and changes

- Providing the 800-number automatic voice response unit for checking your account

-        Responding to inquiries about Brandywine Fund

-        Taking requests for all application forms for investment in the Fund

- Serving as custodian for IRA accounts and for the stocks held by the Fund

-        Handling direct rollover and transfer funds for IRA accounts

         We'd like your insights on how Firstar fulfills its mission to you. On the enclosed comment sheet, please also feel free to offer any suggestions and comments on how we can better serve you in any other areas as well.





                                        3                BRANDYWINE FUND, INC.

FUND SHAREHOLDER . . .

         "Brandywine Fund attracted me because I was impressed with Friess's de-centralized, bottom-up investment style and their innovative use of a consultant network," says Donald Macleod, Chief Financial Officer of National Semiconductor, in a delightfully thick Scottish accent.

         "I see representatives of many investing institutions, and I'm impressed with the Friess research team's ability to move quickly, make decisions quickly and act on information."

         A native of Scotland, Don earned a BA in Economics from the University of Stirling. He began his 17 years at National Semiconductor in the company's wafer fab manufacturing plant in the area of Scotland known as "Silicon Glen," so named because many companies, like National Semiconductor, Motorola, and NEC, have wafer fab plants there.

         Don has served in various positions including finance, operations, and marketing in the United Kingdom, Germany and here in the States. He has been in his current position as CFO for just over four years at the company's Silicon Valley headquarters.

         His company is now in the midst of a long-term corporate transformation seeking more aggressive revenue growth opportunities.

         "A key part of this is based on creating an environment where employees feel empowered to quickly seize initiatives that can help us achieve our aspiration. The similarities between our approach and the way I perceive that Friess Associates operates were a factor in my decision to invest in Brandywine Fund," Don remarks.

         National Semiconductor is a key player in the fast-growing global semiconductor market, which is expected to grow by more than $40 billion in 1995. Revenue and earnings per share in National's most recent quarter both increased by 26 percent.

         Don explains, "Semiconductors are the enabling factor in the information revolution. Pervasive in systems we see everywhere; personal computers, wireless communications, microwaves, and automobiles, these chips are now the defining factors in many of these end user systems."


[DONALD MACLEOD PHOTO]


         Don and Mary, his wife of 21 years, have three sons ages 14, 12, and 8, who each enjoy playing the favorite sport of Scotland, soccer. He is a keen runner and an enthusiastic skier.

         "Friess analysts have an aggressive awareness of investment opportunities in technology," Don comments. "Things change so quickly in technology, and I am confident I have Brandywine Fund looking after my investment interests in this complex and fast changing environment."

                                                               - Rebecca Buswell

GETTING YOUR FUND INFORMATION . . .

         will be even easier when you call (800) 656-3017 as Firstar will be improving its voice response unit in the next two to three weeks. Your call will be processed more rapidly now with these options in place:

        -        Press 1 to place a financial transaction.

        -        Press 2 for mutual fund prices.

        - Press 3 for your account balance and last two transactions (or total last year distributions).

        -        Press 0 for personal service at any time.





BRANDYWINE FUND, INC.                    4

HIGHLIGHTS . . .

APPAREL & SHOES

Sold at Neiman Marcus, Macy's, and Bloomingdales', NAUTICA ENTERPRISES, INC.'S menswear is capitalizing on the new trend toward casual dressing in the workplace. Many companies, such as IBM and Friess Associates, have casual Friday.

August quarter earnings rose 32 percent from $.28 to $.37, $.05 above analysts' expectations, on revenue growth of 29 percent. We agree with earnings estimates approaching $.58 versus $.46, a 26 percent increase, for the November quarter.

Originally a manufacturer of men's outerwear, your company successfully broadened its product line to include men's shirts, pants, and shorts. The Nautica label is considered high-quality, very comparable to Ralph Lauren's Polo brand, but it sells at a 20 percent lower price.

In a conference call with researcher Kelli Fazler on September 28, Chairman Harvey Sanders explained that, through a license agreement, Bernard Chaus, Inc. will manufacture women's apparel for sale under the Nautica label.

He also indicated that Nautica is expanding its "store within a store" boutique business by increasing square footage in existing department stores by 20 percent and setting up shop in 150 new department store locations.

One of your longer-term holdings, Nautica has more than doubled since its purchase in April, 1994.

                                                           (continued on page 6)



BLAIR . . .

         While serving as an equity analyst for Rauscher, Pierce, Refsnes, Inc., Blair Baker had the opportunity to work with Friess researchers Carl Gates, Andy Graves, Mark Lapolla and Conrad Doenges. He comments, "Of the many firms I came in contact with, I noticed that one company in particular always asked the right questions at the right time: Friess Associates.

         "I was impressed with each Friess team member I met while at Rauscher, and was quite excited about the chance to begin a consulting relationship with this dedicated group," Blair explains, who began consulting to Friess in September 1994.

         Senior researcher Bill D'Alonzo remarks, "We always valued Blair as an analyst at Rauscher, but his direct contribution to our clients and shareholders now is even more valuable. We're fortunate to have his stock-picking abilities on our team to help grow the assets entrusted to us."

         Such winners as CompUSA, Dell Computer, Tellabs, and Nokia Corp., all recommended by Blair, combined create more than $71 million in profits for your portfolio.

         Before working at Rauscher Pierce, Blair was a product manager at Convex Computer Corp. for six years. He earned a BS in Computer Science from the University of Texas at Austin and an MBA from Southern Methodist University.

         After completing his graduate studies, Blair became Adjunct Professor of Finance for Dallas Baptist University. In 1986, Blair served on the advance staff of George Bush while he served as Vice President to Ronald Reagan.


[BLAIR BAKER PHOTO]


         Together with his wife Stephanie, Blair lives in Dallas. He enjoys playing golf, bicycling, snow skiing, and spending time outdoors with Stephanie.

                                                               - Rebecca Buswell





                                  5                        BRANDYWINE FUND, INC.

FUND BROKER . . .

         "Kenny Epstein is a hard worker whose keen sense of timing really helps our research effort," remarks senior researcher David Harrington. "He's not afraid to put himself on the line and voice his opinion when he thinks we should be buying or selling a stock."

         A broker at Needham & Company for five years, Kenny says, "Our strength is our focus. We follow only 150 companies in three sectors: technology, healthcare and retailing, and so I have met the senior management at almost every company in our research universe."


[KENNY EPSTEIN PHOTO]


         His personal interaction with the people running a company is exactly the research style your Fund's team practices.

         "The folks at Friess are competitive, intense, and on top of their investments," reports Kenny. "When I bring them an idea, I know they will seriously consider it. Intel is a good case in point.

         "The work of our semiconductor analyst, Raj Rajaratnam, on Intel helped Bill D'Alonzo decide to sell the stock in January 1994. Raj believed that product transitions would depress profits. The stock proceeded to perform below other semiconductor stocks for nearly 12 months.

         "In January 1995, we encouraged David Harrington to consider the stock again. David shared Raj's opinion that the new Pentium chips would propel earnings, so he bought back Intel. The stock has since doubled."

         Other gainers Kenny has suggested to your research team for Brandywine Fund include Applied Materials, KLA Instruments, Tencor Instruments, and Altera. Together they contributed more than $60 million to the value of your Fund.

         After receiving an economics degree from Colby and an MBA from Columbia Business School, Kenny married his college sweetheart Wendy. They have two kids, Lila 4 and Jacob 1, and, having recently moved from Manhattan to Westport, Connecticut, they are still adjusting to waking up to birds chirping.

         Kenny spends nearly all of his free time with his family but does find a little time for skiing, golfing, and playing tennis.

                                                               - Margaret Barton


HIGHLIGHTS . . . (continued from page 5)

The "swoosh" logo. "Air Jordan." "Just do it." To nearly everyone in the U.S., whether they are physically active or not, these phrases mean one thing -- NIKE, INC.

In a generally sluggish retail environment, Nike, the largest athletic footwear company in the world, makes products that are selling well in all athletic and outdoor footwear categories.

According to Chief Financial Officer Bob Falcone, the high performance shoes and apparel in the women's sports and fitness division are gaining market share with orders increasing 80 percent in the August quarter.

Revenues jumped 38 percent in the August quarter from $1.2 billion last year to $1.6 billion which catapulted earnings up 58 percent to $2.26 from $1.43. In the November quarter we expect an earnings increase of 34 percent.

Nike's increased international opportunities in France, Germany, Japan, and South America propel your company to be a dominant world-wide brand.





BRANDYWINE FUND, INC.                   6

HIGHLIGHTS . . . (continued from page 6)

Fueling that world-wide recognition is the recent endorsement contract Nike signed with Hideo Nomo, the "Michael Jordan" of Japan. Hideo recently moved to the U.S. to play for the Los Angeles Dodgers and quickly has become an All-Star pitcher.

Selling now at $111, your shares have jumped 18 percent since purchase in August at $94.

FINANCIAL/BUSINESS SERVICES

In today's real estate market, more than one out of five homes purchased is a manufactured home. GREEN TREE FINANCIAL CORP. is the largest new and used manufactured home lender with an estimated 30 percent of total market share.

Ninety percent of manufactured home buyers require a loan, and the majority obtain one through a manufactured housing dealer. Green Tree services these dealers while successfully diversifying into other

                                                           (Continued on page 9)



PAT . . .

         Just as a Mom keeps a family in sync and sees that everyone's needs are met, from the simplest to the most complicated, Friess Associates has someone who keeps us on track -- Pat Bankert.

         Anything that must be done, whether it be organizing a company luncheon, arranging cellular service, negotiating large purchases, or locating a hard-to-find item, you can call on Pat.

         When Pat launched her business, Go-For Professionals, she had no idea that her flyer which someone passed along to Foster Friess would lead to a long-standing business relationship and friendship spanning more than 12 years. In fact, Friess Associates was one of Pat's first business clients.

         Pat explains, "My mission is to take all the hassles out of people's lives so they can give to their jobs more effectively, efficiently, and, most importantly, with a smile on their face."

         The genuine care and concern Pat feels for all the folks at Friess is reflected in her willingness to do whatever it takes to help everyone here focus on our important obligation to our clients and shareholders.

         In addition to her serving attitude, Pat is most appreciated for her innate ability to light up a room with her infectious laugh, joyous spirit, and terrific sense of humor.

         Always caring for others, when she's not catering a luncheon, or running errands for her clients, Pat voluntarily assists senior citizens with their weekly grocery shopping.

         When Pat does have a free moment, she and her husband of 34 years, Dick, love to travel and especially enjoy being by the sea. Their five grown children and five young grandchildren all live in the area so Pat and Dick often play the roles of Grammy and Pop-Pop -- much to their delight!

         Brandywine Fund Secretary, Lynda Campbell, praises, "Pat helps eliminate the stress that is often found in this business. She seems to sense what is needed and takes care of it before you even have to ask. She's invaluable to all of us."

                                                               - Rebecca Buswell



                                                             [PAT BANKERT PHOTO]





                                7                         BRANDYWINE FUND, INC.

ALL IS NOT ROSES . . .

         Like last quarter, the good news outweighs the bad news in your portfolio's performance. But, amidst the big winners like Cisco Systems, LSI Logic, and Bay Networks, unfortunately, there were some losers, too.

         Your biggest retracement was in EMC Corp., followed by Philips Electronics, Browning Ferris, and Tandem Computers, backtracking more than $5 million each. All but Philips were sold from your portfolio and replaced with other better-performing stocks.

         As in June, these losses were compensated for by a single holding -- Cisco Systems, which gained over $18 million more than the four retreaters' combined losses!

         Led by Cisco's $67 million increase, 26 other companies gained more than $5 million apiece. LSI gained $45 million, Bay Networks and Cirrus Logic $29 million each, Dell Computer $27 million, U.S. Robotics and Texas Instruments $16 million each, and Nokia Corp. $15 million. These companies on an average grew 36 percent during the quarter.


GROWING YOUR FUND . . .

         Bright, dedicated employees at the companies in which you invest your money are really the people who generate your earnings and grow your assets. For that reason,we want to highlight some of these creative and motivated hard workers who increase the value of your investment.

         With semiconductor stocks rocketing, a natural place to begin is introducing you to Larry Hornbeck, a Ph.D. physicist who works for Texas Instruments at their Central Research Laboratories in Dallas, Texas.

         Larry is the inventor of the Digital Micromirror Device (DMD). You may never have heard of the digital mirror semiconductor, but it will literally change the way you look at things.

         The DMD is a silicon chip measuring 5/8" across, but unlike the chips already in your computer or television, the DMD contains more than 442,000 tiny, movable aluminum mirrors!

         The digital mirror is currently used in high resolution projection systems, but ultimately it will produce bigger, brighter, film-quality images on your TV, computer screen, and printed faxes at a lower price and with greater reliability than older technologies.

         This device is the latest in a succession of ingenious ideas Larry has developed for Texas Instruments. Holder of 24 patents, Larry is a man of contrasts. At Texas Instruments, he invents new technologies which can potentially add billions of dollars to the company's bottom line.

         Away from the job, he is equally comfortable tinkering with his 50-year-old tractor on his small farm.

         While pictured here in a coat and tie, Larry favors cowboy boots and western attire over business suits at both Texas Instruments and on the farm.

         Soon, Larry will travel to Munich to accept the prestigious Rhein Foundation Award for outstanding achievement in the area of radio, television, and information technology. We extend our congratulations and appreciation for the great contributions he and his associates make to Brandywine Fund.

                                                               - Margaret Barton


                                                          [LARRY HORNBECK PHOTO]





BRANDYWINE FUND, INC.                 8

FRAN . . .

         "Before I can do any research, I need the information Fran Okoniewski provides to me," comments senior researcher, John Ragard.

         "Without Fran's ability to recognize those companies which fit our investment criteria, I would have brokers and analysts calling me twenty or more times each day telling me about a stock. Fran screens the information and passes along only those companies which he knows I want to look at.

         "His contribution is vital to our research effort, allowing us to concentrate on our number one objective -- growing the assets of our shareholders and clients."

         Fran also monitors our many in-house, research-based information programs. One program in particular, the "Helmsman" report, is run every week. This ranks all companies in every portfolio according to earnings progression and helps senior researchers make any necessary adjustments to your holdings.

         "What inspires me most about working at Friess is the people. I feel privileged to be part of this smart and talented group who constantly encourage others to perform to the best of their God-given potential," Fran remarks. "It is this culture and attitude that makes each day rewarding."

         Fran earned a BA in Political Science from Widener University, and prior to joining Friess in 1992, he worked as a bankruptcy paralegal for a local law firm.

         He and wife Christine have been married for nearly five years, and away from work, Fran likes to spend most of his free time with her. He also relishes being outdoors mountain biking, hiking, and running. Next year he may be spending more workdays in our Wyoming office as he hopes to tackle the Tetons!

                                                               - Rebecca Buswell


                                                         [FRAN OKONIEWSKI PHOTO]


HIGHLIGHTS . . . (continued from page 7)

areas, including financing loans for in-site home improvement, consumer products (motorcycles, boats, aircraft), and equipment (trucks), thus providing a broad range of financial services.

According to Green Tree's Chief Financial Officer John Brink, loans to people purchasing manufactured homes increased 27 percent in the June quarter, but the newer business your company recently expanded into grew at a higher rate.

Loans for home improvement increased 46 percent, consumer finance leapt 340 percent, and equip-ment finance tripled from $9 million to $27 million.

In the June quarter, revenues rose 37 percent from $112 million to $153 million which drove earnings up 38 percent to $.88 from $.64. We anticipate earnings to increase 35 percent in the September quarter and to finish 1995 at $3.50, up 34 percent from last year.

Valued now at $61, your shares have soared 68 percent since purchase in February.


FOOD/RESTAURANTS

Dave Thomas, Senior Chairman of the Board and Founder of WENDY'S INTERNATIONAL, INC., is a well recognized personality in America. Because of clever

                                                          (Continued on page 10)





                                9                         BRANDYWINE FUND, INC.

HIGHLIGHTS . . . (CONTINUED FROM PAGE 9)

television commercials featuring Dave, most Americans know whatever Wendy's newest sandwich is, and where Dave may have traveled to get the recipe.

A fast food chain offering more than just a typical hamburger, your company gives the customer more healthy choices for the person on the go. The Super Bar has a full salad bar along with various pasta, sauces, and Mexican foods.

This variety stimulates sales, which averaged more than $1 million per restaurant last year, according to Treasurer John Brownley.

Wendy's will open 1200 new restaurants within the next two years, which will help your company continue growing earnings at the 20 percent rate they grew in 1994 and 1995.

In addition to this base growth, Wendy's plans to acquire Tim Horton's, a chain of 1,000 restaurants in Canada specializing in breakfast and coffee-break foods. If the acquisition is completed by the end of this year, 1996 earnings should increase by more than 30 percent.


HEALTHCARE FACILITIES

The premier HMO operator in the New York Metropolitan area and along the East Coast is OXFORD HEALTH PLANS, which is experiencing no slowdown in membership growth.

In fact, enrollment in Oxford's flagship HMO should have more than 1 million members by the end of this year. In 1996, your company could surpass the 1.7 million member mark as new regions such as Philadelphia are opened.

Chief Financial Officer Drew Cassidy says that Oxford is expanding its geographic territories and entering new markets, and recently extended services into the Medicare area in Southern Florida.

He also explains that with this growth comes the challenge of managing it effectively. To do so, while hiring 700 new employees, Oxford is updating its computer and telephone systems.

To promote growth, your company uses what is called its New Ambassador Program which encourages current members to preach the positive benefits of Oxford's plans to their neighbors.

Last quarter, revenues exploded nearly 150 percent from $158 million to $380 million propelling earnings up 84 percent from $.19 to $.35. We expect in the September quarter that revenues will jump 123 percent to drive earnings up 91 percent.

In only three weeks following its purchase, your shares have risen 21 percent to $73.


LEISURE & ENTERTAINMENT

Since 1992, HARMAN INTERNATIONAL INDUSTRIES, INC., producer of high fidelity sound systems, has consolidated 23 different enterprises into three operational groups -- consumer, professional, and automotive.

As a result of this streamlining and internal sales growth of 94 percent, 1995 fiscal year earnings are $2.70, nearly seven times the $.39 they were three years ago.

Through its Consumer Group, home sound systems carrying the names JBL, Harman Kardon, and Infinity enjoy strong sales. A recent acquisition now adds the legendary Mark Levinson and Proceed brands to the growing list of U.S.-manufactured electronic products.

The Automotive Group supplies sound systems to auto manufacturers such as Toyota, Jaguar, Saab, Mercedes Benz, Chrysler, Ford, and BMW.

In a recent conversation with Chief Executive Officer Sidney Harman, we learned that over the next three to five years, the Automotive Group will expand its music systems to incorporate navigation, security, communications, and active cabin quieting.

We estimate fiscal 1996 earnings will be above the analyst consensus of $3.23, and still Harman sells at a modest price earnings ratio of 15.

First purchased in November 1993 at $23, and added to early this year at $40, your shares now at $49 carry a healthy appreciation.


RETAILING

GENERAL NUTRITION, INC. stands apart in the retailing business by franchising their stores only to owner-operators, not to corporations or "ghost" owners who don't have hands-on experience in the business.

Your company specializes in the retail sales of vitamins, sports nutrition formulas, and herbs, and health food products, with many of these products bearing the General Nutrition brand name. Your company also markets fitness and other health-related services.





BRANDYWINE FUND, INC.                 10

On a recent visit consultant Greg Friess made to a General Nutrition store in downtown Minneapolis, he learned that the "hot" seller is Melatonin, which aids sleeping and reputedly slows the aging process.

When the FDA allowed it back on the shelves two months ago, it sold for $7.99. Now it retails for $9.99, and the product sells out so quickly the company has trouble keeping the stores in stock.

The quarter ending July saw earnings rise 52 percent to $.35 from $.23 with estimated earnings next quarter of 38 percent. For the fiscal year, we anticipate earnings growth of 44 percent.

Up 44 percent from its purchase price of $32, your shares now sell at $46.


SOFTWARE

With the healthcare marketplace in the U.S. evolving towards a managed-care environment, HBO & COMPANY provides hospitals with the latest software for management solutions, thus enabling hospitals to function competitively.

Your debt-free company's computer systems maintain patients' records, both on a financial and clinical outcome basis, through whatever path a treatment, however complex or simple, may take.

President and Chief Executive Officer Charlie McCall explained how the recent Pegasus Medical Ltd. acquisition afforded HBO the opportunity to integrate patient records at the physicians' offices with the information networks at hospitals, HMOs, and insurance companies.

Revenues for the June quarter rose 31 percent, shooting earnings up 79 percent to $.34 from $.19. The forecast for the September quarter shows earnings increasing 57 percent with the year 1995 showing a 59 percent increase over 1994.


TOP TEN . . .

        Two new categories joined your Top Ten Industry Groups during the quarter -- Apparel & Shoes and Leisure & Entertainment.

        Apparel & Shoes increased from 1 percent to 4.3 percent with the addition of Nike, Nine West, and Liz Claiborne, which together have gained more than $14 million since your purchase. Additional purchases in Tommy Hilfiger Corp. and the $2 million gain in Nautica Enterprises also helped grow this group.

        The $50 million addition of Mattel and Harman International's $3.5 million gain moved the Leisure & Entertainment category from 0.8 percent to 5.5 percent of your portfolio.

        Dropping from the Top Ten, Computer Systems went from 11.8 percent to only 3.5 percent of your holdings. Amdahl and IBM were both sold while we cut back a good chunk of your Hewlett-Packard position.

        The Electronics category, making up 5.1 percent of your assets in June, also fell from the Top Ten during the quarter as Amphenol, Varian Associates and Millipore Corp. were eliminated from your portfolio and more than $20 million in profits taken.

                            TOP TEN INDUSTRY GROUPS
                 Cash                                  (1.1%)
                 Software                              (7.5%)
                 Retailing                             (6.2%)
                 Communications                        (6.5%)
                 Semiconductor/Equipment Suppliers     (5.8%)
                 Leisure & Entertainment               (5.5%)
                 Computers & Related                   (6.1%)
                 Financial/Business Services           (5.6%)
                 Apparel & Shoes                       (4.3%)
                 Semiconductors & Related             (14.9%)
                 Networking                           (10.2%)
                 All Others                           (26.3%)





                                11                        BRANDYWINE FUND, INC.

MARKET CAP . . .

        The most notable shift in your market capitalization occurred in the $1 to $5 billion category. Largely due to new purchases in Halliburton Company, HBO & Company, and Cabletron Systems, and a $33 million additional purchase in Cirrus Logic, this group rose from 45.5 percent in June to 50.4 percent of your total assets this quarter.

        Substantial gains in value of existing holdings in this group also contributed to the market capitalization growth. Dell Computer was up 36 percent, Green Tree Financial climbed 37 percent, Xilinx, Inc. rose 48 percent, and U.S. Robotics jumped 52 percent during the quarter.

        Large cap holdings of $5 billion and over dropped slightly from 33.8 percent in June to 32.2 percent. The sale of your nearly $200 million position in IBM was the main factor causing this change.

        Your companies in the $500 million to $1 billion category fell 2 percent to 4.8 percent while your small cap companies, below $500 million, scarcely changed, shaving only one-tenth of a percent off of June's 11.6 percent mark.

                         YOUR COMPANIES' MARKET CAPITALIZATION
                   BELOW $500 MILLION                           11.5%
                   $500 MILLION TO $1 BILLION                    4.8%
                   $1 TO $5 BILLION                             50.4%
                   CASH                                          1.1%
                   $5 BILLION AND OVER                          32.2%


DON'T PANIC. . .

        when you see your October 26 Fund quote in the newspapers. That day you will receive a dividend of APPROXIMATELY $3.89 per share -- $3.14 in short-term capital gains (treated as ordinary income) and $.75 in long-term capital gains -- so your quote will be reduced accordingly.

        WHILE INCOME TAX WILL HAVE TO BE PAID FOR THIS YEAR ON THE DISTRIBUTION, IT WILL NOT HAVE TO BE PAID LATER ON THIS SAME AMOUNT IF AND WHEN THE SHARES ARE REDEEMED.

        Shares purchased on or after October 26, 1995 will not receive the distribution and will not incur the consequent tax liability. However, any investor who delays his purchase to avoid the distribution will forego any appreciation which may occur in the interim.

        Consult with your accountant to calculate how much the Fund would have to gain before offsetting any advantages of deferring purchase. This would depend on your particular tax situation.





BRANDYWINE FUND, INC.                    12

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1995


                                                                                                 QUOTED
                                                                                                 MARKET
    SHARES                                                                      COST              VALUE
    ------                                                                      ----              -----
COMMON STOCKS - 98.9% (a)

                      APPAREL & SHOES - 4.3%
    152,200           Authentic Fitness Corp. . . . . . . . . . . . . .     $  2,962,064      $  3,424,500
    146,300           Fila Holding S. p. A. . . . . . . . . . . . . . .        4,259,691         5,175,362
    463,900           Liz Claiborne, Inc. . . . . . . . . . . . . . . .       11,495,810        11,713,475
    211,650           Nautica Enterprises Inc.* . . . . . . . . . . . .        3,567,302         7,249,012
    726,900           NIKE, Inc. Cl B . . . . . . . . . . . . . . . . .       68,214,079        80,776,763
    293,500           Nine West Group Inc.* . . . . . . . . . . . . . .       11,837,587        13,354,250
    172,700           St. John Knits, Inc.  . . . . . . . . . . . . . .        4,243,537         8,419,125
    517,300           Tommy Hilfiger Corp.* . . . . . . . . . . . . . .       13,858,139        16,812,250
  1,010,500           The Warnaco Group, Inc. . . . . . . . . . . . . .       22,500,151        24,252,000
    227,300           WestPoint Stevens Inc.* . . . . . . . . . . . . .        4,025,740         4,886,950
                                                                               ---------         ---------
                                                                             146,964,100       176,063,687

                      THIS SECTOR IS 19.8% ABOVE YOUR COST.

                      AUTOMOTIVE & RELATED - 1.1%
    540,200           Lear Seating Corp.* . . . . . . . . . . . . . . .       15,808,102        15,868,375
    270,000           SPX Corp. . . . . . . . . . . . . . . . . . . . .        4,117,201         4,016,250
    238,050           Titan Wheel International, Inc. . . . . . . . . .        3,071,921         4,076,606
    489,500           Varity Corp.* . . . . . . . . . . . . . . . . . .       21,637,730        21,782,750
                                                                               ---------         ---------
                                                                              44,634,954        45,743,981

                      THIS SECTOR IS 2.5% ABOVE YOUR COST.

                      COMMUNICATIONS - 6.5%
    508,000           Boston Technology, Inc.*  . . . . . . . . . . . .        6,405,244         7,683,500
    186,900           Brite Voice Systems, Inc.*  . . . . . . . . . . .        3,618,623         3,457,650
    129,100           Cable Design
                        Technologies Corp.* . . . . . . . . . . . . . .        2,408,125         3,873,000
  1,040,000           DSC Communications Corp.* . . . . . . . . . . . .       64,205,660        61,620,000
    482,500           ECI Telecom Ltd.  . . . . . . . . . . . . . . . .       10,875,436        10,795,937
    104,000           EIS International, Inc.*  . . . . . . . . . . . .        1,659,122         1,859,000
    425,000           L.M. Ericsson Telephone
                        Co. ADR . . . . . . . . . . . . . . . . . . . .        9,916,208        10,412,500
    719,000           Frontier Corp.  . . . . . . . . . . . . . . . . .       19,435,937        19,143,375
    340,200           Inter-Tel, Inc.*  . . . . . . . . . . . . . . . .        4,630,056         5,996,025
  1,519,300           Nokia Corp. "A" ADR . . . . . . . . . . . . . . .       73,512,340       105,971,175
     27,000           TESSCO Technologies Inc.* . . . . . . . . . . . .          613,250           702,000
     77,500           Unitech Industries, Inc.* . . . . . . . . . . . .        1,156,594         1,104,375
    428,800           U.S. Robotics Corp.*  . . . . . . . . . . . . . .       18,240,114        36,555,200
                                                                              ----------        ----------
                                                                             216,676,709       269,173,737

                      THIS SECTOR IS 24.2% ABOVE YOUR COST.

                      COMPUTERS & RELATED - 6.1%
    363,000           Adaptec, Inc.*  . . . . . . . . . . . . . . . . .       15,158,165        14,973,750
    538,100           Applied Magnetics Corp.*  . . . . . . . . . . . .        9,156,452         8,407,812
    520,000           Auspex Systems, Inc.* . . . . . . . . . . . . . .        4,386,448         8,125,000
    138,000           Bell & Howell Holdings Co.* . . . . . . . . . . .        3,253,896         3,519,000
  1,307,500           Compaq Computer Corp.*  . . . . . . . . . . . . .       64,870,199        63,250,313
    175,700           Diamond Multimedia
                        Systems, Inc.*  . . . . . . . . . . . . . . . .        3,291,900         5,666,325
    814,000           Gateway 2000, Inc.* . . . . . . . . . . . . . . .     $ 19,363,952      $ 24,928,750
    154,000           Microcom, Inc.* . . . . . . . . . . . . . . . . .        2,487,957         2,906,750
    586,600           Read-Rite Corp.*  . . . . . . . . . . . . . . . .        9,451,077        21,410,900
  1,901,400           Seagate Technology, Inc.* . . . . . . . . . . . .       81,703,644        80,096,475
    195,500           StorMedia, Inc.*  . . . . . . . . . . . . . . . .        8,723,035         8,846,375
     42,500           Teltrend Inc.*  . . . . . . . . . . . . . . . . .        1,320,522         1,402,500
    300,000           Telxon Corp.  . . . . . . . . . . . . . . . . . .        7,063,129         7,162,500
                                                                            ------------       -----------
                                                                             230,230,376       250,696,450

                      THIS SECTOR IS 8.9% ABOVE YOUR COST.

                      COMPUTER SYSTEMS - 3.5%
    750,000           Dell Computer Corp.*  . . . . . . . . . . . . . .       43,624,471        63,750,000
    951,100           Hewlett-Packard Co. . . . . . . . . . . . . . . .       52,691,282        79,297,962
    150,800           Sequent Computer Systems, Inc.* . . . . . . . . .        3,153,944         2,997,150
                                                                              ----------       -----------
                                                                              99,469,697       146,045,112

                      THIS SECTOR IS 46.8% ABOVE YOUR COST.

                      DISTRIBUTION - 0.5%
    303,000           Black Box Corp.*  . . . . . . . . . . . . . . . .        5,462,606         5,605,500
    139,250           Kent Electronics Corp.* . . . . . . . . . . . . .        3,331,799         6,109,594
    153,600           Wyle Electronics  . . . . . . . . . . . . . . . .        3,454,157         6,892,800
                                                                              ----------        ----------
                                                                              12,248,562        18,607,894

                      THIS SECTOR IS 51.9% ABOVE YOUR COST.

                      ELECTRONICS - 3.4%
    213,500           Altron Inc.*  . . . . . . . . . . . . . . . . . .        4,560,134         6,671,875
    500,100           AVX Corporation*  . . . . . . . . . . . . . . . .       14,685,548        16,753,350
    554,700           Identix Inc.* . . . . . . . . . . . . . . . . . .        8,723,932         7,211,100
    129,500           Jabil Circuit, Inc.*  . . . . . . . . . . . . . .        1,492,435         1,699,687
    466,400           KEMET Corp.*  . . . . . . . . . . . . . . . . . .       11,013,741        15,974,200
     90,000           LSI Industries Inc. . . . . . . . . . . . . . . .        1,135,625         1,755,000
    103,400           Merix Corp.*  . . . . . . . . . . . . . . . . . .        2,627,445         3,308,800
    101,900           Microtest, Inc.*  . . . . . . . . . . . . . . . .        2,557,614         2,012,525
    122,400           Park Electrochemical Corp.  . . . . . . . . . . .        2,887,336         3,962,700
     88,400           PRI Automation, Inc.* . . . . . . . . . . . . . .        3,630,275         3,624,400
    130,000           RasterOps*  . . . . . . . . . . . . . . . . . . .        1,147,503         1,023,750
    112,800           Sanmina Corp.*  . . . . . . . . . . . . . . . . .        5,133,857         5,386,200
    380,800           SCI Systems, Inc.*  . . . . . . . . . . . . . . .       13,071,989        13,137,600
     64,000           Semtech Corp.*  . . . . . . . . . . . . . . . . .          823,539         1,776,000
    123,000           Tylan General, Inc.*  . . . . . . . . . . . . . .        1,968,000         2,060,250
     99,200           Veeco Instruments Inc.* . . . . . . . . . . . . .        2,041,190         2,604,000
  1,225,650           Vishay Intertechnology, Inc.* . . . . . . . . . .       37,317,443        51,477,300
                                                                             -----------      ------------
                                                                             114,817,606       140,438,737

                      THIS SECTION IS 22.3% ABOVE YOUR COST.

                      FINANCIAL/BUSINESS SERVICES - 5.6%
    165,000           AccuStaff Inc.* . . . . . . . . . . . . . . . . .        5,425,666         6,063,750
    468,000           AmeriCredit Corp.*  . . . . . . . . . . . . . . .        6,406,062         6,961,500
    503,800           Bank of New York Co., Inc.  . . . . . . . . . . .       21,539,626        23,426,700





                                13                        BRANDYWINE FUND, INC.

                             BRANDYWINE FUND, INC.
                      STATEMENT OF NET ASSETS (CONTINUED)
                               SEPTEMBER 30, 1995


                                                                                                 QUOTED
                                                                                                 MARKET
    SHARES                                                                      COST              VALUE
    ------                                                                     ------             -----
    COMMON STOCKS - 98.8% (a) (CONTINUED)
                      FINANCIAL/BUSINESS SERVICES - 5.6% (continued)

    272,000           Checkpoint Systems, Inc.* . . . . . . . . . . . .     $  5,896,134      $  7,174,000
    329,000           C.I.S. Technologies, Inc.*  . . . . . . . . . . .        1,293,589         1,274,875
    225,000           Citation Corp.* . . . . . . . . . . . . . . . . .        3,978,127         4,050,000
    177,200           CMAC Investment Corp. . . . . . . . . . . . . . .        6,432,287         9,325,150
    479,600           Coast Savings Financial, Inc.*  . . . . . . . . .       11,362,492        12,589,500
    537,600           Equifax Inc.  . . . . . . . . . . . . . . . . . .       19,500,354        22,512,000
    770,200           Green Tree Financial Corp.  . . . . . . . . . . .       27,851,688        46,982,200
    355,400           Household International, Inc. . . . . . . . . . .       17,553,859        22,034,800
    833,300           MGIC Investment Corp. . . . . . . . . . . . . . .       38,433,824        47,706,425
    270,000           National Auto Credit, Inc.* . . . . . . . . . . .        4,677,094         5,197,500
    196,200           Norrell Corp. . . . . . . . . . . . . . . . . . .        4,333,232         6,376,500
    224,000           Personnel Group of America, Inc.* . . . . . . . .        3,136,000         3,136,000
    362,000           Physician Computer
                        Network, Inc.*  . . . . . . . . . . . . . . . .        2,060,128         1,900,500
     83,100           The PMI Group, Inc. . . . . . . . . . . . . . . .        2,825,400         3,936,862
                                                                             -----------      ------------
                                                                             182,705,562       230,648,262

                      THIS SECTOR IS 26.2% ABOVE YOUR COST.

                      FOOD/RESTAURANTS - 0.9%
    110,000           Applebee's International Inc. . . . . . . . . . .        2,914,822         2,997,500
    223,900           CKE Restaurants, Inc. . . . . . . . . . . . . . .        2,536,148         2,910,700
    180,000           Cooker Restaurant Corp. . . . . . . . . . . . . .        1,598,300         1,935,000
    199,500           DAKA International, Inc.* . . . . . . . . . . . .        4,728,425         6,533,625
     40,000           Longhorn Steaks, Inc.*  . . . . . . . . . . . . .          686,250           710,000
    113,400           Sonic Corp.*  . . . . . . . . . . . . . . . . . .        1,776,192         2,579,850
  1,016,800           Wendy's International, Inc. . . . . . . . . . . .       19,765,284        21,479,900
                                                                             -----------      ------------
                                                                              34,005,421        39,146,575

                      THIS SECTOR IS 15.1% ABOVE YOUR COST.

                      HEALTHCARE - 4.1%
     82,000           AHI Healthcare Systems Inc.*  . . . . . . . . . .        1,148,000         1,271,000
    507,100           Apria Healthcare Group Inc.*  . . . . . . . . . .       10,520,355        12,550,725
    195,000           Curative Technologies, Inc.*  . . . . . . . . . .        1,698,125         2,754,375
    937,600           HBO & Co. . . . . . . . . . . . . . . . . . . . .       58,321,045        58,600,000
    337,300           Health Management Asso., Inc.*  . . . . . . . . .        9,591,732        10,835,762
    242,000           Healthplan Services Inc.* . . . . . . . . . . . .        3,871,308         4,930,750
  1,498,800           HEALTHSOUTH Corp.*  . . . . . . . . . . . . . . .       27,249,918        38,219,400
     66,200           Living Centers of America, Inc.*  . . . . . . . .        2,167,912         2,201,150
    142,400           Oxford Health Plans, Inc.*  . . . . . . . . . . .        8,577,743        10,359,600
    169,400           Pediatrix Medical Group, Inc.*  . . . . . . . . .        3,603,278         3,472,700
    120,200           PHP Healthcare Corp.* . . . . . . . . . . . . . .        2,376,014         4,041,725
    115,500           Summit Care Corp.*  . . . . . . . . . . . . . . .        2,787,834         2,829,750
    601,400           Surgical Care Affiliates, Inc.  . . . . . . . . .       13,827,888        13,982,550
    128,900           United Dental Care* . . . . . . . . . . . . . . .        3,404,129         3,867,000
                                                                             -----------      ------------
                                                                             149,145,281       169,916,487

                      THIS SECTOR IS 13.9% ABOVE YOUR COST.

                      HOME/OFFICE & RELATED - 1.1%
    409,000           Alco Standard Corp. . . . . . . . . . . . . . . .     $ 25,407,917      $ 34,662,750
     25,000           W. H. Brady Co. . . . . . . . . . . . . . . . . .        1,628,125         1,825,000
     63,700           Duracraft Corp.*  . . . . . . . . . . . . . . . .        2,863,212         2,874,463
    246,000           Nu-Kote Holding, Inc.*  . . . . . . . . . . . . .        4,856,350         5,350,500
    100,500           Recoton Corp.*  . . . . . . . . . . . . . . . . .        2,503,673         2,763,750
                                                                             -----------      ------------
                                                                              37,259,277        47,476,463

                      THIS SECTOR IS 27.4% ABOVE YOUR COST.

                      LEISURE & ENTERTAINMENT - 5.5%
     86,800           BMC Industries, Inc.  . . . . . . . . . . . . . .        2,617,962         3,352,650
    113,900           Cannondale Corp.* . . . . . . . . . . . . . . . .        1,984,407         1,879,350
     92,600           Doubletree Corp.* . . . . . . . . . . . . . . . .        1,759,400         2,060,350
    224,490           Harman International Industries . . . . . . . . .        7,109,352        11,000,010
  1,676,900           Mattel, Inc.  . . . . . . . . . . . . . . . . . .       50,204,883        49,258,938
  3,250,000           Philips Electronics N.V. ADR  . . . . . . . . . .      169,299,123       158,437,500
    103,000           Toy Biz, Inc.*  . . . . . . . . . . . . . . . . .        2,595,849         2,472,000
                                                                             -----------      ------------
                                                                             235,570,976       228,460,798

                                                 THIS SECTOR IS 3.0% BELOW YOUR COST.

                      MACHINERY/CONSTRUCTION & MISC. MANUFACTURING - 2.1%
    170,000           3D Systems Corp.* . . . . . . . . . . . . . . . .        3,082,500         2,847,500
    250,300           Albany International Corp.  . . . . . . . . . . .        5,589,723         5,850,763
    269,000           Applied Power Inc.  . . . . . . . . . . . . . . .        7,528,373         8,608,000
     99,400           Blount, Inc.  . . . . . . . . . . . . . . . . . .        2,094,070         4,733,925
    465,100           Case Corp.  . . . . . . . . . . . . . . . . . . .       10,783,174        17,092,425
     94,200           Chicago Miniature Lamp, Inc.* . . . . . . . . . .        1,327,977         1,672,050
    131,300           Gleason Corp. . . . . . . . . . . . . . . . . . .        3,066,940         4,300,075
    275,000           Greenfield Industries, Inc. . . . . . . . . . . .        7,853,891         8,456,250
    120,000           JLG Industries, Inc.  . . . . . . . . . . . . . .        1,709,494         5,400,000
    771,900           Parker-Hannifin Corp. . . . . . . . . . . . . . .       21,522,374        29,332,200
                                                                             -----------      ------------
                                                                              64,558,516        88,293,188

                      THIS SECTOR IS 36.8% ABOVE YOUR COST.

                      MEDICAL PRODUCTS & SUPPLIES - 1.8%
    284,800           Ballard Medical Products  . . . . . . . . . . . .        4,284,115         4,663,600
    701,300           Biomet, Inc.* . . . . . . . . . . . . . . . . . .       10,265,442        12,097,425
    113,966           Cooper Companies, Inc.* . . . . . . . . . . . . .        1,053,163           911,728
    190,000           i-STAT Corp.* . . . . . . . . . . . . . . . . . .        4,168,431         7,077,500
    551,600           Nellcor Puritan Bennett Inc.* . . . . . . . . . .       22,055,799        27,442,100
    324,100           Sofamor/Danek Group, Inc.*  . . . . . . . . . . .        8,312,307         8,993,775
    620,000           Ventritex, Inc.*  . . . . . . . . . . . . . . . .       13,524,777        13,330,000
                                                                             -----------      ------------
                                                                              63,664,034        74,516,128

                      THIS SECTOR IS 17.0% ABOVE YOUR COST.





BRANDYWINE FUND, INC.                    14

                             BRANDYWINE FUND, INC.
                      STATEMENT OF NET ASSETS (CONTINUED)
                               SEPTEMBER 30, 1995


                                                                                                 QUOTED
                                                                                                 MARKET
    SHARES                                                                      COST              VALUE
    ------                                                                     ------             -----
    COMMON STOCKS - 98.9%(a) (CONTINUED)
                      NETWORKING - 10.2%
  2,584,900           Bay Networks, Inc.* . . . . . . . . . . . . . . .     $ 91,208,727      $137,969,037
    712,500           Cabletron Systems, Inc.*  . . . . . . . . . . . .       47,540,226        46,935,938
  3,150,000           Cisco Systems Inc.* . . . . . . . . . . . . . . .      122,071,781       217,350,000
    206,400           Madge Networks N.V.*  . . . . . . . . . . . . . .        5,309,890         6,604,800
     57,500           Microdyne Corp.*  . . . . . . . . . . . . . . . .        1,381,874         1,459,063
    263,200           Network Equipment
                        Technologies* . . . . . . . . . . . . . . . . .        9,603,530        10,955,700
                                                                             -----------      ------------
                                                                             277,116,028       421,274,538

                      THIS SECTOR IS 52.0% ABOVE YOUR COST.

                      OIL/GAS FIELD SERVICES - 3.5%
    159,700           Energy Ventures, Inc.*  . . . . . . . . . . . . .        3,726,190         3,713,025
    260,100           Falcon Drilling Company, Inc.*  . . . . . . . . .        2,464,751         3,316,275
  2,858,400           Halliburton Co. . . . . . . . . . . . . . . . . .      118,340,730       119,338,200
    164,200           SITEL Corporation*  . . . . . . . . . . . . . . .        3,559,656         4,022,900
    485,400           Tidewater Inc.  . . . . . . . . . . . . . . . . .       13,424,621        13,651,875
    189,500           Varco International, Inc.*  . . . . . . . . . . .        2,051,028         1,918,688
                                                                             -----------      ------------
                                                                             143,566,976       145,960,963

                      THIS SECTOR IS 1.7% ABOVE YOUR COST.

                      PHARMACEUTICALS - 2.2%
  1,092,900           Genzyme Corp. . . . . . . . . . . . . . . . . . .       62,620,389        63,388,200
    551,800           Pfizer Inc. . . . . . . . . . . . . . . . . . . .       27,275,603        29,452,325
                                                                             -----------      ------------
                                                                              89,895,992        92,840,525

                      THIS SECTOR IS 3.3% ABOVE YOUR COST.

                      PRINTING - 0.4%
     90,000           Cadmus Communication Corp.  . . . . . . . . . . .        2,101,745         2,250,000
    313,800           R.R. Donnelley & Sons Co. . . . . . . . . . . . .       11,089,708        12,238,200
                                                                             -----------      ------------
                                                                              13,191,453        14,488,200

                      THIS SECTOR IS 9.8% ABOVE YOUR COST.

                      RETAILING - 6.2%
    298,900           The Circle K Corp.* . . . . . . . . . . . . . . .        5,959,699         6,202,175
    252,100           Circuit City Stores, Inc. . . . . . . . . . . . .        8,436,943         7,972,662
    375,000           Claire's Stores, Inc. . . . . . . . . . . . . . .        6,811,945         7,687,500
    104,100           CompUSA Inc.* . . . . . . . . . . . . . . . . . .        4,014,817         4,476,300
    559,400           Consolidated Stores Corp.*  . . . . . . . . . . .        8,634,332        12,936,125
    211,700           Department 56, Inc.*  . . . . . . . . . . . . . .        7,995,417         9,896,975
    823,900           Dollar General Corp.  . . . . . . . . . . . . . .       21,168,556        24,202,063
    103,000           Friedman's Inc.*  . . . . . . . . . . . . . . . .        2,107,125         2,240,250
    779,200           General Nutrition Companies*  . . . . . . . . . .       24,651,047        35,453,600
     98,400           Insight Enterprises, Inc.*  . . . . . . . . . . .        1,951,402         2,287,800
  1,814,650           OfficeMax, Inc.*  . . . . . . . . . . . . . . . .       31,250,283        44,005,263
  2,149,400           Price/Costco, Inc.* . . . . . . . . . . . . . . .       38,542,085        36,808,475
    147,800           Proffitt's Inc.*  . . . . . . . . . . . . . . . .        2,862,446         4,064,500
    928,100           Tandy Corp. . . . . . . . . . . . . . . . . . . .       57,350,260        56,382,075
                                                                             -----------      ------------
                                                                             221,736,357       254,615,763

                      THIS SECTOR IS 14.8% ABOVE YOUR COST.

                      SEMICONDUCTOR/EQUIPMENT SUPPLIERS - 5.8%
    117,750           Aetrium Inc.* . . . . . . . . . . . . . . . . . .     $  2,050,812      $  2,531,625
    478,400           Applied Materials, Inc.*  . . . . . . . . . . . .       25,016,346        48,916,400
    190,000           ASM Lithography Holding N.V.* . . . . . . . . . .        9,425,155         8,336,250
    101,000           Asyst Technologies, Inc.* . . . . . . . . . . . .        3,371,754         4,633,375
    239,500           Electroglas, Inc.*  . . . . . . . . . . . . . . .        8,870,778        16,315,937
    170,900           Electro Scientific Industries, Inc.*  . . . . . .        2,530,504         5,960,138
    451,800           LTX Corp.*  . . . . . . . . . . . . . . . . . . .        6,262,495         5,703,975
     95,300           Novellus Systems, Inc.* . . . . . . . . . . . . .        4,716,405         6,671,000
    446,600           Tencor Instruments* . . . . . . . . . . . . . . .       20,509,961        19,762,050
  3,335,200           Teradyne, Inc.* . . . . . . . . . . . . . . . . .       68,096,790       120,067,200
                                                                             -----------      ------------
                                                                             150,851,000       238,897,950

                      THIS SECTOR IS 58.4% ABOVE YOUR COST.

                      SEMICONDUCTORS & RELATED - 14.9%
    324,000           Alliance Semiconductor Corp.* . . . . . . . . . .       13,073,699        12,879,000
    356,600           Altera Corp.* . . . . . . . . . . . . . . . . . .       12,106,180        22,242,925
  1,583,400           Cirrus Logic, Inc.* . . . . . . . . . . . . . . .       62,257,207        90,649,650
    560,000           Cypress Semiconductor Corp.*  . . . . . . . . . .       13,999,946        21,630,000
    206,200           Flextronics International Ltd.* . . . . . . . . .        4,845,700         5,309,650
    415,000           FSI International, Inc.*  . . . . . . . . . . . .        9,858,237        13,798,750
    165,400           Information Storage Devices, Inc.*  . . . . . . .        3,376,796         3,742,175
  1,006,200           Integrated Device
                        Technology, Inc.* . . . . . . . . . . . . . . .       20,931,183        25,155,000
    729,800           Intel Corp. . . . . . . . . . . . . . . . . . . .       32,016,208        43,879,225
    163,500           International Rectifier Corp.*  . . . . . . . . .        4,250,313         6,580,875
  2,400,000           LSI Logic Corp.*  . . . . . . . . . . . . . . . .       50,347,489       138,600,000
    192,000           MEMC Electronic Materials, Inc.*  . . . . . . . .        5,079,650         5,208,000
    628,000           Micron Technology, Inc. . . . . . . . . . . . . .       28,428,625        49,926,000
    121,000           Microsemi Corp.*  . . . . . . . . . . . . . . . .        1,217,053         1,423,686
  1,086,100           National Semiconductor Corp.* . . . . . . . . . .       33,075,307        30,003,512
    191,600           Paradigm Technology, Inc.*  . . . . . . . . . . .        6,195,177         5,891,700
    236,000           RF Power Products Inc.* . . . . . . . . . . . . .        1,861,593         1,563,500
    249,400           SGS-THOMSON
                        Microelectronics N.V.*  . . . . . . . . . . . .       12,787,652        12,127,075
    237,400           SubMicron Systems Corp.*  . . . . . . . . . . . .        2,740,431         2,848,800
  1,133,200           Texas Instruments Inc.  . . . . . . . . . . . . .       54,037,797        90,514,350
     36,600           Unitrode Corp.* . . . . . . . . . . . . . . . . .          400,246         1,065,975
    423,700           VLSI Technology, Inc.*  . . . . . . . . . . . . .       13,772,321        14,511,725
    393,700           Xilinx, Inc.* . . . . . . . . . . . . . . . . . .       10,957,459        18,946,813
                                                                             -----------      ------------
                                                                             397,616,269       618,498,386

                      THIS SECTOR IS 55.6% ABOVE YOUR COST.

                      SOFTWARE - 7.5%
    228,000           American Software, Inc.*  . . . . . . . . . . . .        1,845,869         1,653,000
    892,600           Autodesk, Inc.  . . . . . . . . . . . . . . . . .       43,568,197        39,051,250
  1,849,100           BMC Software, Inc.* . . . . . . . . . . . . . . .       68,493,780        85,058,600
  1,034,300           Borland International, Inc.*  . . . . . . . . . .       17,079,545        15,126,637
    876,800           Cadence Design Systems, Inc.* . . . . . . . . . .       27,734,955        34,414,400
    190,300           Cognos Inc.*  . . . . . . . . . . . . . . . . . .        5,858,174         6,517,775
     56,100           Electronics for Imaging*  . . . . . . . . . . . .        2,616,800         4,018,162

                                 15                        BRANDYWINE FUND, INC.

                             BRANDYWINE FUND, INC.
                      STATEMENT OF NET ASSETS (CONTINUED)
                               SEPTEMBER 30, 1995

                                                                                                  QUOTED
                                                                                                  MARKET
    SHARES                                                                      COST              VALUE
    ------                                                                     ------             -----
    COMMON STOCKS - 98.9%(a) (CONTINUED)
                      SOFTWARE - 7.5% (continued)
     69,000           Firefox Communications Inc.*  . . . . . . . . . .     $  1,440,062      $  1,707,750
    175,000           IKOS Systems, Inc.* . . . . . . . . . . . . . . .        1,811,250         2,078,125
     70,000           Landmark Graphics Corp.*  . . . . . . . . . . . .        1,679,373         1,973,160
    185,000           McAffee Associates, Inc.* . . . . . . . . . . . .        6,387,286         9,527,500
    844,300           Mentor Graphics Corp.*  . . . . . . . . . . . . .       11,701,385        17,624,763
    160,000           Meridian Data, Inc.*  . . . . . . . . . . . . . .        1,510,911         1,620,000
    312,200           NetManage, Inc.*  . . . . . . . . . . . . . . . .        7,496,075         7,414,750
    157,400           NetWorth, Inc.* . . . . . . . . . . . . . . . . .        2,564,515         3,275,966
    250,100           PC DOCS Group Inter'l Inc.* . . . . . . . . . . .        2,930,175         3,735,994
    450,300           Quarterdeck Corp.*  . . . . . . . . . . . . . . .        7,735,879         8,724,563
    298,200           Softkey International Inc.* . . . . . . . . . . .       14,124,131        13,195,350
    793,900           Sterling Software, Inc.*  . . . . . . . . . . . .       29,736,756        36,122,450
    327,400           Symantec Corp.* . . . . . . . . . . . . . . . . .        4,811,918         9,822,000
    136,000           Systems & Computer Technology*  . . . . . . . . .        2,233,878         3,672,000
    110,000           TCSI Corp.* . . . . . . . . . . . . . . . . . . .        1,643,543         1,650,000
    130,200           TouchStone Software Corp.*  . . . . . . . . . . .        1,858,619         1,399,650
                                                                             -----------      ------------
                                                                             266,863,076       309,383,845

                      THIS SECTOR IS 15.9% ABOVE YOUR COST.

                      TRANSPORTATION - 0.6%
    699,800           America West Airlines, Inc. Cl B* . . . . . . . .       10,616,280        10,846,900
     85,000           ATLAS Air, Inc.*  . . . . . . . . . . . . . . . .        1,468,124         1,891,250
    460,000           Mesa Airlines, Inc.*  . . . . . . . . . . . . . .        4,722,625         4,686,480
    205,500           Pittston Services Group . . . . . . . . . . . . .        5,623,062         5,574,188
                                                                             -----------      ------------
                                                                              22,430,091        22,998,818

                     THIS SECTOR IS 2.5% ABOVE YOUR COST.

                      MISCELLANEOUS - 1.1%
    105,000           Allied Waste Industries, Inc.*  . . . . . . . . .          895,000           879,375
     30,100           American Buildings Co.* . . . . . . . . . . . . .          703,923           711,112
    105,000           Brockway Standard
                        Holdings Corp.* . . . . . . . . . . . . . . . .        1,531,500         1,811,250
    376,800           California Energy Co., Inc.*  . . . . . . . . . .        7,902,519         7,724,400
    171,200           Carpenter Technology Corp.  . . . . . . . . . . .        6,259,211         6,698,200
    149,200           Figgie International Inc.*  . . . . . . . . . . .        1,871,282         1,976,900
    194,000           IMCO Recycling Inc. . . . . . . . . . . . . . . .        4,071,043         4,389,250
    175,000           Insilco Corp.*  . . . . . . . . . . . . . . . . .        6,181,268         6,606,250
    356,000           Scientific Games Holdings Corp.*  . . . . . . . .        7,574,450        13,305,500
    204,700           TII Industries, Inc.* . . . . . . . . . . . . . .        1,430,100         1,714,363
                                                                             -----------      ------------
                                                                              38,420,296        45,816,600

                     THIS SECTOR IS 19.3% ABOVE YOUR COST.

                      RIGHTS & WARRANTS - 0.0%
    425,000           L.M. Ericsson Telephone
                        Co. Rights,* 10/26/95 . . . . . . . . . . . . .     $          0      $         42
         43           Sound Advice, Inc.
                        Warrants,* 6/14/99  . . . . . . . . . . . . . .                0                 0
                                                                           -------------     -------------
                                                                                       0                42
                                                                           -------------     -------------
                      Total common stocks . . . . . . . . . . . . . . .    3,253,638,609     4,090,003,129

SHORT TERM INVESTMENTS - 2.0% (a)
                      COMMERCIAL PAPER - 1.7%
$70,000,000           Prudential Funding  Corp.
                      Due 10/2/95,
                      Weighted average
                      discount of 6.18% . . . . . . . . . . . . . . . .       69,987,978        69,987,978
                                                                           -------------     -------------
                      Total commercial paper  . . . . . . . . . . . . .       69,987,978        69,987,978

                      VARIABLE RATE DEMAND NOTES - 0.3%
  3,190,000           General Mills, Inc. . . . . . . . . . . . . . . .        3,190,000         3,190,000
  1,930,000           Pitney Bowes Credit Corp. . . . . . . . . . . . .        1,930,000         1,930,000
  5,177,080           Sara Lee Corp.  . . . . . . . . . . . . . . . . .        5,177,080         5,177,080
  2,460,000           Wisconsin Electric Power Co.  . . . . . . . . . .        2,460,000         2,460,000
                                                                          --------------    --------------
                      Total variable rate demand notes  . . . . . . . .       12,757,080        12,757,080
                                                                          --------------    --------------
                      Total short-term investments  . . . . . . . . . .       82,745,058        82,745,058
                                                                          --------------    --------------
                      Total investments . . . . . . . . . . . . . . . .   $3,336,383,667     4,172,748,187
                                                                          ==============
                      LIABILITIES, LESS CASH
                      AND RECEIVABLES (0.9%) (A)  . . . . . . . . . . .                     $  (35,263,997)
                                                                                            --------------
                        NET ASSETS  . . . . . . . . . . . . . . . . . .                     $4,137,484,190
                                                                                            ==============
                      Net Asset Value Per Share
                      ($0.01 par value 200,000,000
                      shares authorized), offering
                      and redemption price
                      ($4,137,484,190 / 121,970,335
                      shares outstanding) . . . . . . . . . . . . . . .                             $33.92
                                                                                                    ======

 *  Non-income producing security.
(a) Percentages of various classifications relate to net assets.


  The accompanying notes to financial statements are an integral part of this statement.





 BANDYWINE FUND, INC.              16

                             BRANDYWINE FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995


INCOME:
    Dividends   . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   12,696,253
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7,859,303
                                                                         --------------
         Total income . . . . . . . . . . . . . . . . . . . . . . . .        20,555,556
                                                                         --------------

EXPENSES:
    Management fees   . . . . . . . . . . . . . . . . . . . . . . . .        28,671,459
    Custodian fees  . . . . . . . . . . . . . . . . . . . . . . . . .           689,333
    Transfer agent fees   . . . . . . . . . . . . . . . . . . . . . .           348,339
    Registration fees   . . . . . . . . . . . . . . . . . . . . . . .           327,590
    Printing and postage expense  . . . . . . . . . . . . . . . . . .           246,825
    Administrative services   . . . . . . . . . . . . . . . . . . . .           238,100
    Professional fees   . . . . . . . . . . . . . . . . . . . . . . .            30,882
    Other expenses  . . . . . . . . . . . . . . . . . . . . . . . . .            70,931
                                                                         --------------
         Total expenses . . . . . . . . . . . . . . . . . . . . . . .        30,623,459
                                                                         --------------
NET INVESTMENT LOSS     . . . . . . . . . . . . . . . . . . . . . . .       (10,067,903)
                                                                         --------------
NET REALIZED GAIN ON INVESTMENTS    . . . . . . . . . . . . . . . . .       486,983,910
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS    . . . . . .       676,704,147
                                                                         --------------
NET GAIN ON INVESTMENTS     . . . . . . . . . . . . . . . . . . . . .     1,163,688,057
                                                                         --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    . . . . . . .    $1,153,620,154
                                                                         ==============


                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                                                              1995                  1994
                                                                                              ----                  ----
OPERATIONS:
    Net investment (loss) income  . . . . . . . . . . . . . . . . . . . . . . . .      $  (10,067,903)        $    2,125,103
    Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . .         486,983,910            144,144,038
    Net increase (decrease) in unrealized appreciation on investments   . . . . .         676,704,147           (175,074,010)
                                                                                       --------------         --------------
         Net increase (decrease) in net assets resulting from operations  . . . .       1,153,620,154            (28,804,869)
                                                                                       --------------         --------------

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net realized gains ($1.45255 and $2.87263 per share,
      respectively)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (132,629,398)          (153,115,008)*
                                                                                       --------------         --------------

FUND SHARE ACTIVITIES:
    Proceeds from shares issued (41,807,549 and 45,421,114 shares, respectively)        1,178,735,039          1,142,241,233
    Net asset value of shares issued in distributions (5,354,806 and 5,754,614
      shares, respectively)   . . . . . . . . . . . . . . . . . . . . . . . . . .         123,963,752            143,289,892
    Cost of shares redeemed (15,663,300 and 11,110,872 shares, respectively)  . .        (426,759,741)          (276,310,201)
                                                                                       --------------         --------------
         Net increase in net assets derived from Fund share activities  . . . . .         875,939,050          1,009,220,924
                                                                                       --------------         --------------
         TOTAL INCREASE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,896,929,806            827,301,047

NET ASSETS AT THE BEGINNING OF THE YEAR . . . . . . . . . . . . . . . . . . . . .       2,240,554,384          1,413,253,337
                                                                                       --------------         --------------
NET ASSETS AT THE END OF THE YEAR
    (including undistributed net investment
    income of $-0- and $1,362,614, respectively)  . . . . . . . . . . . . . . . .      $4,137,484,190         $2,240,554,384
                                                                                       ==============         ==============

* The distribution from net realized gains includes $75,982,195 of ordinary income, of which 12.6% is eligible for the corporate dividends received deduction.



  The accompanying notes to financial statements are an integral part of this statement.





                                 17                       BRANDYWINE FUND, INC.

                             Brandywine Fund, Inc.
                              Financial Highlights
 (Selected Data for each share of the Fund outstanding throughout each period)

                                         --------------------------------Years Ended September 30,-------------------------------
                                         1995      1994      1993     1992     1991     1990    1989      1988     1987    1986+
                                         ----      ----      ----     ----     ----     ----    ----      ----     ----    ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period     $24.77     $28.04    $19.36   $20.52    $15.79  $17.87   $12.89   $17.00   $11.01  $10.00
Income from investment operations:
Net investment (loss) income  . . . .     (0.10)      0.03     (0.02)    0.04      0.27    0.11     0.03     0.06    (0.02)   0.03
Net realized and unrealized gains
  (losses) on investments** . . . . .     10.70      (0.43)     9.25     1.04      5.74   (1.48)    4.99    (3.29)    6.04    0.98
                                         -------    -------   -------  -------   ------- ------- --------  -------   ------  -----
Total from investment operations  . .     10.60      (0.40)     9.23     1.08      6.01   (1.37)    5.02    (3.23)    6.02    1.01
Less distributions:
Dividends from net investment
  income  . . . . . . . . . . . . . .       --         --      (0.01)   (0.13)    (0.28)  (0.03)   (0.04)     --     (0.03)     --
Distributions from net realized
  gains . . . . . . . . . . . . . . .     (1.45)     (2.87)    (0.54)   (2.11)    (1.00)  (0.68)     --     (0.88)     --       --
                                         -------    -------   -------  -------   ------- ------- --------  -------   ------  -----
Total from distributions  . . . . . .     (1.45)     (2.87)    (0.55)   (2.24)    (1.28)  (0.71)   (0.04)   (0.88)   (0.03)     --
                                         -------    -------   -------  -------   ------- ------- --------  -------   ------  -----
Net asset value, end of period  . . .    $33.92     $24.77    $28.04   $19.36    $20.52  $15.79   $17.87   $12.89   $17.00  $11.01
                                         =======    =======   =======  =======   ======= ======= ========  =======  ======= ======
Total Investment Return . . . . . . .      45.5%      (1.4%)    48.6%     5.9%     41.4%   (7.9%)   39.0%   (17.6%)   54.8%   13.7%*
Ratios/Supplemental Data:
Net assets, end of period
  (in 000's $)  . . . . . . . . . . . 4,137,484  2,240,554 1,413,253  695,128   527,808 271,856  169,745  122,863  127,777  57,984
Ratio of expenses to average net
  assets  . . . . . . . . . . . . . .      1.07%      1.09%     1.08%    1.10%     1.09%   1.12%    1.13%    1.16%    1.18%   1.39%*
Ratio of net investment (loss)
  income to average net assets  . . .      (0.4%)      0.1%     (0.1%)    0.2%      1.5%    0.9%     0.2%     0.3%    (0.2%)   0.7%*
Portfolio turnover rate . . . . . . .     193.7%     190.2%    150.4%   188.9%    187.9%  157.7%    91.0%   107.4%   146.8%   58.4%*

+ For the period from December 12, 1985 (commencement of operations) to September 30, 1986.
*    Annualized.
** On a per share basis, this amount may not agree with the net realized and unrealized gains (losses) experienced on the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Portfolio.

  The accompanying notes to financial statements are an integral part of this statement.

                            -----------------------

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on October 9, 1985.

    (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short- term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. The cost amount of securities for Federal income tax purposes aggregates $3,338,642,246. The differences between cost amounts for book purposes and tax purposes is due to deferred wash losses.

    (b) Net realized gains and losses on common stock are com-puted on the basis of the cost of specific certificates.

    (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

    (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

    (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.





BRANDYWINE FUND, INC.                  18

                            BRANDYWINE FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              September 30, 1995




(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

    The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, The Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consult-ant paid by the Adviser.

(3) DISTRIBUTION TO SHAREHOLDERS

    Net investment income and net realized gains are distributed to shareholders. On October 26, 1995, the Fund is expected to distribute $386,543,002 from ordinary income (approximately $3.14 per share) and $92,626,435 from net long-term realized gains (approximately $0.75 per share). The distributions will be paid on October 27, 1995 to shareholders of record on October 25, 1995. The percentage of ordinary income which is eligible for the corporate dividend received deduction for this income distribution is 3%.

(4) INVESTMENT TRANSACTIONS

    For the year ended September 30, 1995, purchases and proceeds of sales of investment securities (excluding short-term investments) were $6,669,152,043 and $5,287,711,501, respectively, and $262,333,329 and
    $34,965,000, respectively, for U.S.  Government Securities.

(5) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

    As of September 30, 1995, liabilities of the Fund included the following:


    Payable to brokers for
      investments purchased   . . . . . . .      $92,802,480
    Payable to Adviser for management
      fees and administrative services  . .        3,376,692
    Other liabilities   . . . . . . . . . .          411,279


(6) SOURCES OF NET ASSETS

    As of September 30, 1995, the sources of net assets were as follows:


    Fund shares issued and outstanding      $2,824,208,812
    Net unrealized appreciation
      on investments  . . . . . . . . .        836,364,520
    Undistributed net realized gains
      and losses  . . . . . . . . . . .        476,910,858
                                            --------------
                                            $4,137,484,190
                                            ==============


    Aggregate net unrealized appreciation as of September 30, 1995 consisted of the following:


    Aggregate gross
      unrealized appreciation   . . . .       $878,307,850
    Aggregate gross unrealized
      depreciation  . . . . . . . . . .        (41,943,330)
                                              ------------
    Net unrealized appreciation   . . .       $836,364,520
                                            ==============

PRICE WATERHOUSE LLP                                  [LOGO]
                                                      100 EAST WISCONSIN AVENUE
                                                      SUITE 1500
                                                      MILWAUKEE, WI  53202

                     REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE FUND, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period from December 12, 1985 (commencement of operations) to September 30, 1986, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PRICE WATERHOUSE LLP
-------------------------------

October 13, 1995





                                 19                        BRANDYWINE FUND, INC.

KUDOS FOR YOUR FUND . . .

- WALL STREET JOURNAL -- Brandywine Fund listed as the number one performing growth fund in the U.S. for its performance in the past twelve months among funds over $500 million in assets. October 1995


- MUTUAL FUNDS MAGAZINE -- Brandywine Fund named among the "Best Funds of the '90s" as one of less than 20 funds out of 846 which beat the average of their peers in the diversified growth stock category in each of the six years of the
1990s.   October 1995


- THE NEW YORK TIMES -- September 3 article singled out Brandywine Fund as the winner in the Small/Mid Cap Growth Fund category by Morningstar Inc., the leading evaluator of mutual funds in the U.S., for having the highest annual return for the past three years (30.7 percent) among the most consistent performing funds the article highlighted. September 1995

- USA TODAY -- Of the 75 largest stock funds in the U.S., Brandywine ranked number one for performance in the June quarter with a 17.3 percent return. July 1995


                               Board of Directors


[JOHN E. BURRIS PHOTO]                 [FOSTER S. FRIESS PHOTO]                          [STIG RAMEL PHOTO]
 John E. Burris                           Foster S. Friess                                  Stig Ramel
    Chairman                                  President                                  Former President
Burris Foods, Inc.                     Friess Associates, Inc.                           Nobel Foundation
Milford, Delaware                         Jackson, Wyoming                               Stockholm, Sweden

                        --------------------------------


                                 (800) 656-3017

Investment Adviser: FRIESS ASSOCIATES, INC.                         Independent Accountants: PRICE WATERHOUSE LLP
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY                                   Legal Counsel: FOLEY & LARDNER

    OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice
                                  President;
  William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R.
                           Robinson, Vice President;

                        and Lynda J. Campbell, Secretary

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund

        unless accompanied or preceded by the Fund's current prospectus.

Report editors: Lynda J. Campbell, Paul R. Robinsin            Report Staff:  Margaret Barton, Rebecca A. Buswell, Jennifer Fidance




BRANDYWINE FUND, INC.               20